Exhibit 10.2

                              CONSULTING AGREEMENT
                              --------------------

      ACCOUNTING, ENGINEERING, OPERATING AND GENERAL ADMINISTRATIVE SERVIES

THIS AGREEMENT dated for reference and intended effective from the 1st day of April, 2000 (the "Effective Date")

BETWEEN:

          PLANET EARTH OPERATING  SERVICES INC., a corporation  formed under the
          -------------------------------------
          Canada Business Corporations Act and having an address in care of 6943 Mornington Street, Millbank, Ontario

          (the "Consultant")

AND:

          THERMO TECHTM  TECHNOLOGIES  INC., a body corporate  having an address
          -----------------------------------
          2380 Brampton Street, Hamilton, Ontario

          (the "Company")

RECITALS:

A. The Company has agreed to retain the services of the Consultant to provide and contract out to the Company the consulting services described in Schedule "A" attached hereto (the "Services") and the Consultant agrees to provide the Services tot eh Company, in accordance with the terms and conditions contained herein;

B. The Consultant is an independent contractor and is not an employee nor agent of nor partner nor joint venturer with the Company;

C. The Company has also requested that the Consultant enter into customary confidentiality provisions, and the Consultant has agreed to do so, to specifiy the obligations of confidentiality which the Consultant has agreed to accept as a condition of the Consultant being engaged to perform the Services.

THIS AGREEMENT WITNESSES THAT in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of thich is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.     Definitions
       -----------

     In this Agreement, including the recitals and any schedules, the following words and expressions have the following meanings unless the context otherwise requires:

     (a) "Confidential Information" means all information or data which may before or after the date of this Agreement be delivered to the Consultant by the Ccompany or by any affiliate of the Company or which may otherwise come within the knowledge of the Consultant or which may be developed y the Consultant or any subsidiary or affiliate of the Consultant or any employuee of any of them in connection with the Services or from any of the other Confidential Information or which relates to the Company including, without limiting the generality of the foregoing, all information or data regarding manufacturing processes, programs, plants, products, costs, equipment, operations, distribution, marketing or customers relating to the products, all technical information, procedures, processes, diagrams, specifications, improvements, formulations, plans and data relating to the foregoing and all documents delivered by the Company or any affiliate of either of them which are marked as confidential or as proprietary information.

     (b) "Services" means all services which the Consultant may provide from time to time for the Company including, without limitation, those provided in Schedule "A" hereto.

1.2     Entire  Agreement
        -----------------

     This Agreement supersedes all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of consulting services as set out in the Agreement. There is no representation, warranty, collateral term or condition affecting this Agreement for which any party can be held responsible in any way, other than as expressed in writing in this Agreement.

1.3     Amendments
        ----------

     No change or modification of this Agreement will be valid unless it is nin writing and signed by each party to this Agreement.

1.4     Invalidity  of  Particular  Provision
        -------------------------------------

     It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. In the event that any particular provision or provisions or a part of one or more is found to be void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Agreement. The other provisions of this Agreement will not be affected by the severance and will remain in full force and effect.

1.5     Governing  Law
        --------------

     The place of making, execution and delivery of this Agreement shall be and shall be deemed to be the Province of Ontario. However, this Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

                                    ARTICLE 2
                                  REMUNERATION

2.1     Remuneration
        ------------

     The Remuneration of the Consultant shall be at the rates and on the terms specified in Schedule "B" hereto. All Financial determinations made under or pursuant to this Agreement shall be made and finally determined by the Chief Financial Officer of the Consultant, acting reasonably, or failing his determination, by the chartered accountants of the Consultant, acting reasonably, and in either case in accordance with Generally Accepted Accounting Principles as promulgated from time to time by the Canadian Insitute of Chartered Accountants.

2.2     Reimbursement  of  Expenses
        ---------------------------

     The Consultant shall be fully reimbursed by the Company for all expenses, disbursements and other costs (collectively, "Expenses") for goods or services of third parties, agents, suppliers, sub-consultants, employees and other consulting professionals, as reasonably determined and as such amounts are incurred, committed to or otherwise required by the Consultant, except if such goods, services or amounts are specifically set out in paragraph 2(A) of Schedule "A" as being comprised in the aggregate Remuneration to and overhead of the Consultant. If and so often as cash-flow circumstances of the Consultant require, the Consultant shall be entitled to require from time to time that the Company provide advances of the Expenses to the Consultant or directly to others all as designated by the Consultant. For greater certainty, but without limiting the extent of the reimbursable Expenses, such Expenses shall include all postage, printing, mailing, proxy solicitation, shareholder communications and other related and ancillary communications expenses arising during the term of this Agreement, regardless of media.

2.3     Consultant  Not  Employee
        -------------------------

     The parties agree that the Consultant and employees, agents, sub-consultants, officers, directors and other representatives of the Consultant are not employees of the Company and, as such, save as required by law, there shall be no deductions for any statutory withholdings, including but without limitation, withholdings for income tax, Canada Pension Plan, Unemployment or Employment Insurance or Worker's Compensation.

2.4     Statutory  Withholdings
        -----------------------

     The Consultant agrees to make and remit all statutory withholdings as may be required by it in respect of the Consultants' other employees, sub-consultants, officers or directors who may be involved in performance of the Services for the Company. At the request of the Company, the Consultant shall provide to the Company satisfactory evidence of such statutory withholdings having been made.

2.5     No  Participation  in  Plans
        ----------------------------

     The Consultant and its employees, agents, sub-consultants, officers, directors and other representatives shall not be entitled to participate in any medical, dental, extended health or group life insurance plans of the Company.

2.6     Insurance
        ---------

     The Consultant agrees to maintain adequate and appropriate liability insurance coverage in respect of the services to be performed by the Consultant including, without limiting the generality of the foregoing, any required
Worker's Compensation registration. At the request of the Company, the Consultant shall provide satisfactory evidence to the Company of all such coverage.

2.7     No  Partnership
        ---------------

     This Agreement will not be construed as creating a partnership, joint venture or agency relationship between the parties or any other form of legal association which would impose liability upon one party for any act or failure to act by the other party.

                                    ARTICLE 3
                                 CONFIDENTIALITY

3.1     General  Obligation  of  Confidentiality
        ----------------------------------------

     The Consultant acknowledges that the Confidential Information consists entirely of information and knowledge which is the exclusive property of the Company or its subsidiaries and affiliates or persons from whom the Company has obtained its rights. The Consultant will treat the Confidential Information obtained by it in strict confidence and will not disclose the Confidential Information made available to it unless otherwise required by law, except as previously approved in writing by the Company. The Consultant will protect such Confidential Information from disclosure by exercising a standard of care as may reasonably be expected to preserve its secret and confidential nature. All documents containing Confidential Information are the property of the Company. Without limiting the generality of the foregoin, the Consultant hereby transfers to the Company the property rights in all documents which now or hereafter may contain the Confidential Information.

3.2     Use  of  Confidential  Information
        ----------------------------------

     The Consultant will not use the Confidential Information for any purpose other than as contemplated by this Agreement or except as contemplated in any other agreement or agreements in writing between or among (A) the Consultant or its respective affiliates, and (B) the Company or its respective affiliates.

3.3     Prohibition  on  Copying
        ------------------------

     The Consultant will not copy, modify or part with the Confidential Information except with the written approval of the Company, except that the Consultant is permitted to make a reasonable number of copies of the Confidential Information for the specific purposes authorized by this Agreement. All such copies remain the property of the Company.

3.4     Officers  and  Employees
        ------------------------

     The Consultant may disclose the Confidential Information only to those of its officers, directors, agents, sub-contractors, professional advisors, employees and others (as the case may be, each an "individual" for the purposes of this Section 3.4) whose duties require them to know the same. The Consultant will notify such individuals of the obligations contained in this Agreement with respect to confidentiality and restrictions on its use. If requested by the Company, the Consultant will require each such individuals to whom Confidential Information is disclosed to execute and to deliver to the Company the written agreement of such individual to be bound personally by all of the terms an conditions of this Agreement, such agreement to be in a form and on terms satisfactory to the Company, acting reasonably. The Consultant will require and direct such individuals to exercise a standard of care sufficient to preserve the confidential nature of the Confidential Information.

3.5     Exceptions
        ----------

Any  obligations  specified  in  this Article 3 will not apply to the following:

     (a)  any information which is presently in the public domain;

     (b) any information which subsequently becomes part of the public domain, except and unless it is proven by the Company that such becoming aprt of the public domain was the direct result of proven acts or omissions of the Consultant or any officer, director, employee or agent of the Consultant, as the case may be; or

     (c) any information which is required by a Court of competent jurisdiction to be disclosed.

3.6     Injunctive  Relief
        ------------------

     The Consultant acknowledges that irreparable harm may result to the Company if the Consultant breaches its obligations under this Article. The Consultant acknowledges that such a breach may not properly be compensated by an award of damages. Accordingly, the remedy for any such breach may included, in addition to other available remedies and damages, injunctive relief or other equitable relief enjoining such breach at the earliest possible date.

                                    ARTICLE 4
                      GENERAL OBLIGATIONS OF THE CONSULTANT

4.1     The  Company's  Ownership  of  Rights
        -------------------------------------

     The Consultant acknowledges and agrees as follows with respect to the ownership of rights by the Company and the imitation of the Consultants' rights:

     (a) Nothing contained in this Agreement shall be construed as an assignment to the Consultant of any right, title or interest in the Confidential Information. All right, title and interest relating to the Confidential Information is expressly reserved by the Company.

     (b) The Consultant acquires no rights in any inventions or developments or work products, including, but not limited to, documents, drawings, written materials, programs, designs, discs, tapes and other storage or retrieval media (the "Work Products") resulting from, derived from or otherwise related to the performance of the Services by the Consultant or the confidential Information. All such inventions, developments and Work Products are the property of the Company. The Consultant will promptly and duly execute and deliver and cause its officers and employees to promptly and duly execute and deliver to the Company such further documents and assurances and take such further action as the Company may from time to time request in order to more effectively carry out the intent and purpose of this section, and to establish and protect the rights, interests and remedies of the Company.

     (c) The Consultant will not and the consultant will cause its officers and employees not to any time apply for any copyright, trade mark, patent or other intellectual property protection which would affect the ownership by the Company of any rights in the intellectual property associated with the confidential Information or the Work Products or file any document with any government authority anywhere in the world or take any other action which could affect such ownership of any intellectual property associated with the Confidential Information of the Work Products or aid or abet anyone else in doing so.

                                    ARTICLE 5
                                 NON-COMPETITION

5.1     Non-Competition  and  Non-Solicitation
        --------------------------------------

     The Consultant shall not, without the prior written consent of the Company during the term of this Agreement, within Canada (the "Prohibited Area"):

     (a) undertake to perform on behalf of any other entity any service that would materially and directly conflict with the performance of the Services under this Agreement;

     (b) directly or indirectly engage in or become financially interested in any entity that carries on a business the same as, or is similar to, the business carried on by the Company or any of its subsidiaries as such business was during the term of this Agreement and in respect of which the Consultant performed the Services (collectively the "Prohibited Businesses") that will materially and substantially interfere or compete with the Prohibited Businesses of the Company or of its subsidiaries, or of their respective successors or assigns;

     (c) actively divert or attempt to divert any business of, or any customers (collectively, "Customers") of the Company or of any of its subsidiaries, to any other competitive establishment, by material direct or indirect inducement, provided that if such customers voluntarily solicit the Consultant in such respect, then the Consultant and such customers will not be prevented by this Agreement or otherwise from entering into agreements or arrangements where y such customers engage the Consultant as the Consultant's customer or of that of another with whom the Consultant transacts business or has contractual relations;

     (d) actively, whether directly or indirectly, impair or seek actively to impair the reputation of the Company, nor any relationships that the Company has with its employees, customers, suppliers, agents or other parties (collective, "Suppliers") with which the Company does business or has contractual relations provided that if such Suppliers voluntarily solicit the Consultant in such respect, then the Consultant and such Suppliers will not be prevented by this Agreement or otherwise from entering into agreements or arrangements whereby such Suppliers engage the Consultant as the Consultant's Suppliers or of that of another with whom the Consultant transacts business or has contractual relations; or

     (e) directly or indirectly, in any way, solicit, hire away from the Company the services of any current employee or other consultant, officer, director, agent of the Company (each, an "Individual"), or persuade or attempt to persuade any such Individual to terminate his or her employment with or engagement by the Company, provided that if such Individual voluntarily resigns from or is dismissed from (with or without cause) his employment or engagement by the Company, the Company, Consultant and such Individual will not be prevented by this Agreement or otherwise from entering into agreements or arrangements whereby such Individual is hired or engaged by the Company or Consultant as an employee or other sub-consultant, officer, director, agent of the Company or Consultant, respectively.

                                    ARTICLE 6
                                    INDEMNITY

6.1     Indemnity
        ---------

     The Consultant will defend, indemnify and save harmless the Company from and against all actions, proceedings, demands, claims, liabilities, losses, damages, judgments, costs and expenses including, without limiting the generality of the foregoing, reasonable legal fees and disbursements on a solicitor and his own client basis (together with all applicable taxes) which the Company may be liable to pay or may incur, acting reasonably, by reason of a breach of the terms of this Agreement or any liability that the Company may incur, acting reasonably, to any lawful authority for source deductions, goods and services tax and any other remittance obligations arising with respect to payment to the Consultant pursuant to this Agreement.

                                    ARTICLE 7
                                      TERM

7.1 This Agreement will take effect on the Effective Date and will continue in full force and effect on a fixed-term and irrevocable basis for an initial term of 18 consecutive months and thereafter renew and extend automatically on a successive year-to-year basis, unless the Company serves upon the Consultant 180 days advance written notice prior to the anniversary date of this Agreement, that the Company terminate this Agreement.

7.2 Notwithstanding any other provision of this Agreement, the Consultant may, at any time, give 30 days' advance written notice to the Company of the Consultant's intention to terminate this Agreement, with or without the necessity of cause or reason therefore, and on the expiration of such 30 day notice period this Agreement shall be terminated. Such notice may expire on any day of the month and any Remuneration or other amounts payable to the Consultant under this Agreement shall be proportioned and paid to the date of such termination.

7.3     The  Company  may  terminate this Agreement without written notice under
Section  7.1  of  this  Agreement  or  otherwise,  only  if:

     (a) the Consultant has grossly and persistently neglected its duties under this Agreement, having been given not less than 90 days of reasonable and specific written notice thereof and then a successive reasonable opportunity to cure or commence to cure, acting reasonably, such neglect, provided no event has occurred or is continuing in the nature of force majeure, in which event of force majeure the period to cure or commence to cure such neglect shall be extended commensurately with the continuing event of force majeure; or

     (b) the Consultant has been convicted of a crime which related directly to the performance of this Agreement.

                                    ARTICLE 8
                                     GENERAL

8.1     Arbitration
        -----------

     All disputes arising out of or in connection with this contract, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration under the Rules of the British Columbia International Commercial Arbitration Centre. The appointing authorities shall be the British Columbia International Commercial Arbitration Centre. The case shall be administered b the British Columbia International Commercial Arbitration Centre in accordance with its "Procedures for Cases Under the BCICAC Rules". The place of arbitration shall be Vancouver, British Columbia, Canada.

8.2     Notices
        -------

     Any notice, direction, request or other communication required or contemplated by any provision of this Agreement shall be given in writing and shall be given by delivering or faxing same to the Company or the Consultant, as the case may be, as follows:

     (a)  To the Consultant at:

          the registered office of the Consultant

          Attention: the President

     (b) To the Company at:

          the  registered office of the Company

          Attention: the President

Any such notice, direction, request or other communication shall be deemed to have been given or made on the date on which it was delivered or, in the case of fax, on the next business day after receipt of transmission. Either party may change its fax number or address for service from time to time by notice in accordance with the foregoing.

8.3     Assignment
        ----------

     This Agreement is assignable and may be sub-contracted or delegated in performance either in whole or in part, and from time to time, by the Consultant on giving reasonable notice thereof to and obtaining the consent thereto of Company, which consent must not be denied or delayed unreasonably. It is acknowledged that the Consultant or its affiliates might in future become a reporting issuer or publicly-traded entity. Accordingly, no change in the persons or entities who are the owners of the shares of the Consultant nor any change in the persons having effective control, directly or indirectly, of the Consultant shall be deemed nor shall operate in any event as an assignment, sub-contract or delegation requiring the consent of the Company. However, any change which might occur without such consent or any assignment, sub-contract or delegation occurring by reason of operation of law such as upon a bankruptcy or amalgamation shall be deemed an event of default under this Agreement.

8.4     Waiver
        ------

     No failure or delay on the part of any party inexercising any power or right under this Agreement will operate as a waiver of such power or right, nor will any single or partial exercise of any such right or power preclude any further or other exercise of such right or power under theis Agreement. NO modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective unless it is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

8.5     Advice
        ------

     Each party confirms and agrees that it has been duly advised (and fully and fairly informed with respect to such matters) to obtain all necessary and independent legal, accounting, taxation, financial and other applicable professional advise and counsel prior to entering to this Assignment and the transaction referenced herein. Each such party has either obtained all such advice and counsel or has determined to its own satisfaction, having been fully and fairly informed therein, not to seek such advice and counsel.

8.6     Counterparts,  General
        ----------------------

     This Agreement may be executed by fax or in counterparts and each such counterpart or facsimile shall be, when taken together, considered one agreement. Subject to the restrictions on transfer contained in this Agreement, this Agreement shall enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.

INWITNESS  WHEREOF  the parties have duly executed and delivered this Agreement.


PLANET  EARTH  OPERATING                 THERMO  TECHTM  TECHNOLOGIES
SERVICES INC. by its authorized          INC. by its authorized
signatory:                               signatory:

/S/ Perry Smith                          /S/  Edwin Kroeker
---------------------------------------  ---------------------------------------
Authorized  Signatory                    Authorized  Signatory

                                  SCHEDULE "A"
                                  ------------

                                    SERVICES
                                    --------

The Consultant covenants and agrees with the Company as follows:

1. The Consultant has and shall use its specific knowledge and expertise relating to the supply and provision of staff, labour and related materials and services with respect to the businesses of the Company as heretofore carried out by the Company directly;

2.   The Consultant will provide, as available and as required by the Company:

     (A) management services to the Company with respect to and the direct provision of, the Consultant bearing its own overhead therefore from the Remuneration described in Schedule "B", business transportation and logistics, courier services, banking, operational administration, office services, general accounting, public relations, financial and treasury management services and for such tasks will provide tot eh Company reasonable and sufficient office premises, office and computer equipment, business machines, telecommunications, utilities, insurance and related customary overheads at the 20136 Fraser Highway, Langley, B.C. location of the Business or at such alternative or satellite location or locations in Canada as the Consultant may from time to time reasonably determine, but excluding such items as are not in the ordinary course of the Consultant to provide or which are outside the ordinary course of business of the Company, and

     (B) services to select and manage, and the consultant shall have the exclusive prerogative and opportunity so do to, the third-party provision to the Company as principal or hirer of all engineering, research and design services, legal services, audit and management information systems services and all other professional business or consulting services required by the Company, the cost of which, for greater certainty, shall be borne by the Company solely and not by the Consultant, as reimbursable Expenses under the Agreement.

     Subject to the Consultant's election to reduce the Services as set out in paragraph 5 of Schedule "B", all such Services described in the preceding provisions of this paragraph 2 of Schedule "A" shall be provided to such standards of service and timeliness, with such promises, equipment and levels of staffing and proficiency and as were heretofore carried out or self-supplied by the Company directly immediately prior to the engagement of the Consultant under this Agreement.

                                  SCHEDULE "B"
                                  ------------

                                  REMUNERATION
                                  ------------

The remuneration (the "Remuneration") of the Consultant shall be determined by the Consultant and be paid to the Consultant by the Company, for each month or part calendar month (each, a "Month") of the term of this Agreement, by payments pre-paid, as set out below, or earlier as the Consultant reasonably requires, as follows:

on April 1, 2000, with respect to the first 9 months of the term of this Agreement from April 1, 2000 to and including December 1, 2000:

1. CAD $300,000 for each of the first through ninth Months, plus applicable GST and any applicable other taxes, for an aggregate of CAD$2,700,000; and

2.   an  advance   against   reimbursable   Expenses  under  this  Agreement  of
     CAD$300,000,

and on October 31, 2000, with respect to the second 9 months of the term of this Agreement, from January 1, 2001 to September 30, 2001:

3.   CAD$3000,000  for  each  of  the  ninth  through   eighteenth  Months  plus
     applicable GST and any other applicable taxes, for an aggregate of CAD$2,700,000;

but if the payment in paragraph 3 above is not made to the Consultant when due on October 31, 2000, then the Consultant shall be entitled to elect at any time and from time to time during the remaining term of the Agreement:

4.   to terminate the Agreement pursuant to Section 7.2 of the Agreement; or

5. to reduce the level of the Consultant's own Services provided to the Company (for any part or all of the period from January 1, 2001 to September 30, 2001) to a level of such Services equivalent to that aggregate level of such Services which would be made available to the Company by the Consultant on the basis of an aggregate payment to the Consultant per Month of CAD$200,000 plus applicable GST and all other applicable taxes, determined by the Consultant on a cost-plus basis, name [(115%) X (the cost per Month which is reasonably estimated by the Consultant as the aggregate, together with all applicable overheads and taxes, but without duplication, of all of the Consultant's direct and indirect costs, outlays and expenses, allocable overheads and items of amortization and depreciation with respect to the provision of the Services by the Consultant for such Month)].

On entering into this Agreement, the Company shall pay as fully pre-paid, non-refundable and deemed earned remuneration, the amount due under paragraph 1 of this Schedule "B" and, as an advance against reimbursable Expenses, the amount due under paragraph 2 of this Schedule "B".


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